Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events.
Subsequent events

19. Subsequent Events

On February 14, 2023, Ardmore announced that its Board of Directors declared a cash dividend of $0.45 per share for the quarter ended December 31, 2022. The cash dividend of $18.3 million was paid on March 15, 2023, to all shareholders of record on February 28, 2023.